DISSOLVEMENT OF LAS MINITAS GROUPINGS JOINT VENTURE AGREEMENT

DISSOLVEMENT AGREEMENT CONCERNING THE JOINT VENTURE AGREEMENT ENCOMPASSING THE “LAS MINITAS GROUPINGS” EXECUTED BETWEEN TARA GOLD RESOURCES CORP. AND RAVEN GOLD CORP. DATED AUGUST 23, 2006.

WHEREAS:

A. Raven Gold Corp. and Tara Gold Resources Corp. hereby this day, mutually agree to release and dissolve the Las Minitas Groupings Agreement dated August 23, 2006 encompassing the “Las Minitas Groupings” as attached in Schedule A, as amended by Amendment No. 1 to the Las Minitas Groupings Agreement dated March 30, 2007, as attached in Schedule B.

Tara Gold Resources Corp. and Raven Gold Corp. hereby agree to the following:

1)	All commitments and obligations outlined in the August 23, 2006 Agreement are hereby released and dissolved.

2)	Neither Raven Gold Corp. nor Tara Gold Resources Corp. will hold any claim of gain or liability, now or in the future, regarding the August 23, 2006 Agreement and its mutual dissolution.

3)	Raven Gold Corp. will have no further recourse against the properties/concessions outlined in the August 23, 2006 Agreement or against Tara Gold Resources Corp.

4)
All discussions, meetings, documents, findings and any information exchanged related to the Las Minitas Groupings, between Raven Gold Corp. and Tara Gold Corp., are considered confidential and cannot be shared without the written consent of the other party.

5)	Tara Gold Resources Corp. continues to hold the sole option to acquire 100% interest in the Las Minitas Groupings.

Kindly signify your acceptance of the terms contained herein by signing in the appropriate space below and returning a copy of the fully executed term sheet to Tara Gold Resources Corp. to the attention of the President by facsimile at 630-456-4135. Upon receipt by facsimile as aforesaid, the August 23, 2006 Agreement will be considered released and dissolved and a binding obligation of the parties will have been formed.

The above noted terms are hereby accepted this 3rd day of May, 2007.

TARA GOLD RESOURCES CORP.	RAVEN GOLD CORP.
/s/ Francis R. Biscan, Jr	/s/ Gary Haukeland
Francis R. Biscan Jr., President and CEO	Gary Haukeland, CEO and Director

Schedule A

Las Minitas Groupings Agreement Dated August 23, 2006

* Incorporated by reference to the Company’s Current Report filed with the SEC on Form 8-K on September 22, 2006.

Schedule B

Amendment No. 1 to the Las Minitas Groupings Agreement Dated March 30, 2007

* Incorporated by reference to the Company’s Current Report filed with the SEC on Form 8-K/A on April 3, 2007.